Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Ultra-Short Duration Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

Eric S. Meyer, CFA, Managing Director. Portfolio Manager of the fund (through August 31, 2016). Began managing the fund in 2008.

John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.

Darwei Kung, Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Please Retain This Supplement for Future Reference

April 29, 2016

PROSTKR-636